AMENDMENT NO. 1 dated as of February 25, 1997, to the Amended and Restated Procurement and Services Contract dated as of October 9, 1996, between Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership (the "Owner") and Lucent Technologies Inc., a Delaware corporation, the full successor to the Network Systems Group of AT&T Corp., a New York corporation (the "Vendor", and together with the Owner, the "Parties").

                                    RECITALS:

                  WHEREAS, the Parties are parties to a certain Amended and Restated Procurement and Services Contract dated as of October 9, 1996 as may be amended, supplemented or modified from time to time (the "Contract") wherein the Owner agreed to have the Vendor engineer and construct PCS Systems in the System Areas and the Vendor, itself or through its Subcontractors, agreed to provide Products and Services to the Owner in connection with the engineering and construction of PCS Systems in the System Areas pursuant to and in accordance with the terms of the Contract.

                  WHEREAS, pursuant to and in accordance with a Consent and Waiver between the Parties (the "Consent and Waiver") dated as of December 23, 1996, the Parties desire to amend the Contract.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the Owner and the Vendor hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment will have the meaning given to such terms in the Contract.

     2. Agreement. The Parties understand and agree that the terms of Paragraph 2 of the Consent and Waiver are hereby incorporated into and are made a part of the Contract.

     3. Amendment to Subsection 2.7. Subsection 2.7 is hereby amended to add the following subsection 2.7(c) after subsection 2.7(b):

                       "(c) Notwithstanding anything contained in subsection 2.6, this subsection 2.7 and/or Exhibit A1 to the contrary, the Vendor will be required to complete the Work in accordance with the Specifications as required by each of Milestone 6, Milestone 7 and Milestone 8 within the time periods between the Milestones (denoted by "M" on the table below) set forth on the table below. The Guaranteed Substantial Completion Dates for each of the PCS Systems and PCS Sub-Systems listed in the following table will not be later than the dates set forth in the column marked "Guaranteed Substantial Completion Date".


===========================--------------------------------------------------------------------=====================

      PCS System/PCS            M5           Latest      M6 to M7      Latest       M7 to M8            M8
        Sub-System                           M6 date     Interval      M7 date      Interval        Guaranteed
                                                                                                   Substantial
                                                                                                 Completion Date
===========================--------------------------------------------------------------------=====================

Salt Lake City               10/31/96      12/30/96    0 Days       12/30/96        16 Days          1/15/97
                                                                                                    (76 Days)
===========================--------------------------------------------------------------------=====================

Rochester                    11/29/96       1/31/97    3 Days       2/3/97          25 Days          2/28/97
                                                                                                    (91 Days)
===========================--------------------------------------------------------------------=====================

Denver                        12/6/96       2/16/97    2 Days       2/18/97         30 Days          3/20/97
                                                                                                    (104 Days)
                                                                                  -------------
===========================--------------------------------------------------------------------=====================

Manhattan                    12/19/96       2/27/97    2 Days       3/1/97          30 Days          3/31/97
                                                                                                    (102 Days)
                                                                                  -------------
===========================--------------------------------------------------------------------=====================

Bronx/Brooklyn/Queens         1/09/97       3/08/97    2 Days       3/10/97         30 Days           4/9/97
                                                                                                    (90 Days)
                                                                                  -------------
===========================--------------------------------------------------------------------=====================

Tucson                        2/14/97       4/13/97    2 Days       4/15/97         30 Days          5/15/97
                                                                                                    (90 Days)
                                                                                  -------------
===========================--------------------------------------------------------------------=====================

Toledo                        2/17/97       4/16/97    2 Days       4/18/97         30 Days          5/18/97
                                                                                                    (90 Days)
                                                                                  -------------
===========================--------------------------------------------------------------------=====================

Boston                        1/15/97       4/23/97    2 Days       4/25/97         30 Days          5/25/97
                                                                                                    (130 Days)
                                                                                  -------------
====================================================================================================================

NH/Maine                      1/22/97       4/30/97    2 Days       5/2/97          30 Days           6/1/97
                                                                                                    (130 Days)
====================================================================================================================


         Furthermore and notwithstanding anything contained in this Contract to the contrary, for any PCS System and/or PCS Sub-System (other than any PCS Systems and/or PCS Sub-Systems listed on the table above) which did not achieve the requirements of Milestone 5 pursuant to the terms of the Contract on or before January 15, 1997 (each a "97 System"), the target permissible interim period between Milestone 5 and Milestone 8 in which the Vendor must complete the Work required for and as a condition of achieving Substantial Completion in a timely manner in accordance with the terms of this Contract shall be ninety (90) days; provided that in certain larger PCS Systems and PCS Sub-Systems such period may exceed ninety (90) days, as mutually agreed by the Owner and the Vendor, but in no event will such period exceed a total of one hundred thirty (130) days. For all such 97 Systems, the applicable permissible interim periods (including the periods between applicable Interim Milestones) will be mutually agreed by the Owner and the Vendor on or before achieving Milestone 5 for each such 97 System. All such agreements will be reflected in writing, executed by authorized representatives of both the Owner and the Vendor. For purposes hereof, the authorized representative of the Vendor is Pat Pomponio and the authorized representative of the Owner is Keith Paglusch.

     4. Amendment to Subsection 15.2. Subsection 15.2(b) is hereby amended to add the following sentence after the last sentence of 15.2(b):

         "Notwithstanding anything contained herein to the contrary, for any of the five PCS Systems and/or PCS Sub-Systems listed on the table in subsection 2.7(c) or any 97 System, any Interim Delay Penalties accrued pursuant to subsection 15.2(a) will be credited back to the Vendor in the manner described in the immediately preceding sentence to the extent that (i) the Vendor successfully achieves Substantial Completion of such PCS System or PCS Sub-System on or before the Guaranteed Substantial Completion Date (as such date is determined in accordance with the terms of subsection 2.7(c)) and (ii) the relevant interim delay does not otherwise materially adversely affect the Owner, such PCS System or PCS Sub-System and/or the System as a whole."

     5. NO OTHER AMENDMENTS. EXCEPT AS EXPRESSLY AMENDED, MODIFIED AND SUPPLEMENTED HEREBY, THE PROVISIONS OF THE CONTRACT ARE AND WILL REMAIN IN FULL FORCE AND EFFECT AND NOTHING IN THIS AMENDMENT WILL BE CONSTRUED AS A WAIVER OF ANY OF THE RIGHTS OR OBLIGATIONS OF THE PARTIES UNDER THE CONTRACT.

     6. GOVERNING LAW. THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO THE LAWS AND PRINCIPLES THEREOF WHICH WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     7. Descriptive Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provisions of this Amendment.

     8. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one contract.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representatives on the date first above written.

                                          SPRINT SPECTRUM EQUIPMENT
                                            COMPANY, L.P., as the Owner

                                          By:  /s/ KEITH PAGLUSCH
                                          Name:   Keith Paglusch
                                          Title:  Vice President - Engineering &
                                                    Operations



                                          LUCENT TECHNOLOGIES INC.,
                                            as the Vendor

                                          By:/s/ WILLIAM K. NELSON
                                          Name:  William K. Nelson
                                          Title:  Vice President